UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS CALIFORNIA INSURED MUNICIPAL FUND

MFS CHARTER INCOME TRUST

MFS GOVERNMENT MARKETS INCOME TRUST

MFS HIGH INCOME MUNICIPAL TRUST

MFS HIGH YIELD MUNICIPAL TRUST

MFS INTERMARKET INCOME TRUST I

MFS INTERMEDIATE HIGH INCOME FUND

MFS INVESTMENT GRADE MUNICIPAL TRUST

MFS MULTIMARKET INCOME TRUST

MFS MUNICIPAL INCOME TRUST

MFS SPECIAL VALUE TRUST

(Names of Registrants as Specified in their Charters)

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MFS® CALIFORNIA INSURED MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

500 Boylston Street, Boston, Massachusetts 02116

Notice of the 2009 Annual Meeting of Shareholders

To be held on October 8, 2009

The 2009 Annual Meeting of Shareholders of each of the above referenced trusts (each a “Trust” or “Fund” and collectively, the “Trusts” or “Funds”) will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Thursday, October 8, 2009, for the following purposes:

ITEM 1.	To elect Trustees to the Board of Trustees of each Trust as outlined below:

a.	for each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Multimarket Income Trust, MFS Special Value Trust:
i)	four Trustees, Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt, to be elected by shareholders of each Trust; and

b.	for each of MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, MFS Municipal Income Trust:
i)	four Trustees, Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt, to be elected by the holders of common shares and preferred shares of the Trust, voting together as a single class; and
ii)	two Trustees, John P. Kavanaugh and Laurie J. Thomsen, to be elected by the holders of preferred shares only, voting as a separate class; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjourn-ment(s) or postponement(s) thereof.

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

It is anticipated that each Trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust’s shareholders of record on August 7, 2009 will be entitled to receive notice of and to vote at that Trust’s Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

By order of the Board of Trustees

SUSAN S. NEWTON

Assistant Secretary and Assistant Clerk

August 26, 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR THE TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® CALIFORNIA INSURED MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS California Insured Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust, (each, a “Trust” or “Fund” and collectively, the “Trusts” or “Funds” ) to be used at the Meeting of Shareholders of each Trust (each, a “Meeting”) to be held at 10:30 a.m. on October 8, 2009 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.” If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A. (“Computershare”), c/o Proxy Tabulator, 280 Oser Avenue, Hauppauge, New York, 11788-3610, or delivered at a Meeting. On August 7, 2009, the following number of shares were outstanding for each Trust:

Trust	# of Common Shares Outstanding	# of Preferred Shares Outstanding
MFS California Insured Municipal Fund	2,780,771	978
MFS Charter Income Trust	54,871,740	N/A
MFS Government Markets Income Trust	32,198,626	N/A
MFS High Income Municipal Trust	31,278,005	3,900
MFS High Yield Municipal Trust	27,927,840	3,000
MFS InterMarket Income Trust I	10,905,800	N/A
MFS Intermediate High Income Fund	20,837,909	N/A
MFS Investment Grade Municipal Trust	11,509,000	1,950
MFS Multimarket Income Trust	78,378,104	N/A
MFS Municipal Income Trust	40,417,583	4,550
MFS Special Value Trust	6,800,340	N/A

Shareholders of record at the close of business on August 7, 2009 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 26, 2009. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), your Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by each Trust.

The Trusts have engaged Computershare to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $253,367 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings To Be Held on October 8, 2009.

The proxy statement is available at www.MFS.com.

A copy of each Trust’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting Computershare, each Trust’s transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by e-mail at mfs@computershare.com. Directions to the meetings in order to vote in person are available by telephoning toll-free (800) 225-2606.

Summary of Items

Item No.	Item Description	Trust
1.a.(i)	Election of Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt as Trustees of the Trust	MFS Charter Income Trust MFS Government Markets Income Trust MFS InterMarket Income Trust I MFS Intermediate High Income Fund MFS Multimarket Income Trust MFS Special Value Trust

1.b.(i)	Election of Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt as Trustees of the Trust

Common and Preferred Shareholders of MFS California Insured Municipal Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

1.b.(ii)	Election of John P. Kavanaugh and Laurie J. Thomsen as Trustees of the Trust	Preferred Shareholders of MFS California Insured Municipal Fund MFS High Income Municipal Trust MFS High Yield Municipal Trust MFS Investment Grade Municipal Trust MFS Municipal Income Trust

ITEM 1 — ELECTION OF TRUSTEES

The Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

Effective as of the election and qualification of the nominees at the 2009 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of each Trust at twelve. Under the provisions of each Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years.

For each of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Multimarket Income Trust, and MFS Special Value Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by shareholders, Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt as Trustees of the class whose term will expire at the 2012 Annual Meeting of Shareholders (or special meeting in lieu thereof) of the Trust, in each case, to hold office until his successor is elected and qualified. The Board of Trustees has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Multimarket Income Trust, and MFS Special Value Trust and has agreed to serve as a Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

For each of MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by holders of common shares and preferred shares, voting together as a single class, Robert E. Butler, David H. Gunning, Robert C. Pozen, and J. Dale Sherratt as Trustees of the class whose term will expire at the 2012 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his successor is elected and qualified. The Nomination and Compensation Committee has also selected and nominated, and recommended that the Board nominate, for election by holders of preferred shares only, voting as a separate class, John P. Kavanaugh and Laurie J. Thomsen for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Board of Trustees has nominated each of the individuals selected and nominated by the Committee. Each nominee is presently a Trustee of MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust and has agreed to serve as Trustee of each Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing Robert E. Butler, David H. Gunning, John P. Kavanaugh, Robert C. Pozen, J. Dale Sherratt, and Laurie J. Thomsen. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of each Trust’s retirement policy, the Trustees have a mandatory retirement age of 73 years.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Term Expiring	Principal Occupations During The Past Five Years & Other Directorships(2)
INTERESTED TRUSTEES
Robert J. Manning(3); (born 10/20/63)	Trustee	February 2004	2010	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(3) (born 08/08/46)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Term Expiring	Principal Occupations During The Past Five Years & Other Directorships(2)
INDEPENDENT TRUSTEES
David H. Gunning (born 05/30/42)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008);
Robert E. Butler(4) (born 11/29/41)	Trustee	January 2006	2012	Consultant — investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 03/11/37)	Trustee	June 1989	2010	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Term Expiring	Principal Occupations During The Past Five Years & Other Directorships(2)
Maureen R. Goldfarb (born 04/06/55)	Trustee	January 2009	2010	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 09/27/41)	Trustee	December 1993	2011	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	2011	Private investor; Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 05/01/36)	Trustee	February 1992	—(7)	Private investor; KeySpan Corporation (energy related Services), Director (until 2004)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Term Expiring	Principal Occupations During The Past Five Years & Other Directorships(2)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	2010(5) 2011 (6)	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 09/23/38)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 08/05/57)	Trustee	March 2005	2010	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 05/18/41)	Trustee	January 2006	2011	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

(1)

Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trusts, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(4)

In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

(5)	For MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS Investment Grade Municipal Trust, and MFS Municipal Income Trust.
(6)	For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Multimarket Income Trust, and MFS Special Value Trust.
(7)	Because Mr. Ives will retire as a Trustee of the MFS Funds as of December 31, 2009, he is not standing for reelection as a Trustee of the Trust.

Each current Trustee listed above, served as a board member of 104 funds within the MFS Family of Funds (the MFS Funds) as of January 1, 2009. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” beginning on page 25.

Required Vote.    For MFS Charter Income Trust, MFS Government Markets Income Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Multimarket Income Trust, and MFS Special Value Trust, the election of any nominee will require the affirmative vote of a plurality of the Trust’s outstanding common shares voting at the Meeting in person or by proxy. For MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, and MFS Investment Grade Municipal Trust, the election of Messrs. Butler, Gunning, Pozen, and Sherratt will require the affirmative vote of a plurality of the Trust’s outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy and the election of Mr. Kavanaugh and Ms. Thomsen will require the affirmative vote of a plurality of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy. For MFS Municipal Income Trust, the election of Messrs. Butler, Gunning, Pozen, and Sherratt will require the affirmative vote of the plurality of the Trust’s outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy and the election of Mr. Kavanaugh and Ms. Thomsen will require the affirmative vote of a majority of the Trust’s outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.

Committees

Each Trust’s Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Trust and, among other things, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS Trusts, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Trust accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter or any other provider of accounting-related services to the Trust.	Butler*(3), Kavanaugh*(3), Sherratt*, Thomsen*(3), and Uek*(3)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures and practices under the 1940 Act and other applicable laws as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. the Trust’s Independent Chief Compliance Officer, assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Goldfarb*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	6	Requests, reviews and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that the Trust proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
NOMINATION AND COMPENSATION COMMITTEE	4	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent of the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the Trust’s borrowing and lending policies and the administration of the Trust’s proxy voting policies and procedures by MFS. In addition, the Committee receives reports from MFS and its affiliates regarding their compliance activities in connection with marketing, sales and distribution activities relating to the Trust.	Cohn*, Goldfarb*, Gutow*, Hegarty*, and Ives*

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Trust and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board, which include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Trust’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Trust which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Ives*, Kavanaugh*, Thomsen*, and Uek*

Name of Committee	Number of Meetings in Last Fiscal Year(1)	Functions	Current Members(2)
SERVICES CONTRACTS COMMITTEE	7	Reviews and evaluates the contractual arrangements of the Trust relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	Butler*, Cohn* Gutow*, Ives*, Kavanaugh*, Sherratt*, and Uek*

(1)	The number of committee meetings for the fiscal years ending October 31, 2008 and November 30, 2008 is the same for all committees.
(2)

Information about each committee member is set forth above on pages 9, 10, 11, 12, 13 and 14. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

(3)	Audit Committee Financial Expert.
*	Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. During the fiscal years ended October 31, 2008 and November 30, 2008, each Trust held 10 Board meetings. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Audit Committee

Each Trust’s Audit Committee consists only of Independent Trustees. Each Trust’s Audit Committee’s report on the Trust’s most recent audited financials is included below under the heading “Independent Registered Public Accounting Firm.” Each Trust’s Board has adopted a written charter for the Audit Committee. A copy of the Committee’s charter is available at www.MFS.com.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee’s charter is available at www.MFS.com.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the

Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter (which is available at www.MFS.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

As of August 7, 2009, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of each Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of August 7, 2009.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
INTERESTED TRUSTEES
Robert J. Manning	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	N
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Robert C. Pozen	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	N
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N
INDEPENDENT TRUSTEES
Robert E. Butler	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	B
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Lawrence H. Cohn, M.D.	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	C
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	B

Maureen R. Goldfarb(1)	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	N
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

David H. Gunning	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
William R. Gutow	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Michael Hegarty	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

J. Atwood Ives	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	C
	MFS Municipal Income Trust	A
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
John P. Kavanaugh(1)	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	B
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

J. Dale Sherratt	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	D
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	C

Laurie J. Thomsen	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	A
	MFS Government Markets Income Trust	N
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	N
	MFS Municipal Income Trust	N
	MFS Special Value Trust	N

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Robert W. Uek	MFS California Insured Municipal Fund	N	D
	MFS Charter Income Trust	B
	MFS Government Markets Income Trust	B
	MFS High Income Municipal Trust	N
	MFS High Yield Municipal Trust	N
	MFS InterMarket Income Trust I	N
	MFS Intermediate High Income Fund	N
	MFS Investment Grade Municipal Trust	N
	MFS Multimarket Income Trust	B
	MFS Municipal Income Trust	N
	MFS Special Value Trust	A

(1)	Ms. Goldfarb and Mr. Kavanaugh became Trustees of the Trust on January 1, 2009.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. Each Trust’s Independent Chief Compliance Officer (“ICCO”) is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2008 Annual Meeting of Shareholders.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended on the date noted (see footnote 1). Interested Trustees receive no compensation from any Trust for their services as Trustees.

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
Robert E. Butler	MFS California Insured Municipal Fund	$1,003	N/A	$266,386
	MFS Charter Income Trust	$7,114	N/A
	MFS Government Markets Income Trust	$4,266	N/A
	MFS High Income Municipal Trust	$2,705	N/A
	MFS High Yield Municipal Trust	$2,114	N/A
	MFS InterMarket Income Trust I	$1,358	N/A
	MFS Intermediate High Income Fund	$1,180	N/A
	MFS Investment Grade Municipal Trust	$1,612	N/A
	MFS Multimarket Income Trust	$6,991	N/A
	MFS Municipal Income Trust	$3,992	N/A
	MFS Special Value Trust	$992	N/A

Lawrence H. Cohn, M.D.	MFS California Insured Municipal Fund	$994	$0	$237,886
	MFS Charter Income Trust	$6,979	$(4,888)
	MFS Government Markets Income Trust	$4,204	$(1,768)
	MFS High Income Municipal Trust	$2,661	$0
	MFS High Yield Municipal Trust	$2,079	$0
	MFS InterMarket Income Trust I	$1,332	$0
	MFS Intermediate High Income Fund	$1,163	$0
	MFS Investment Grade Municipal Trust	$1,582	$0
	MFS Multimarket Income Trust	$6,879	$0
	MFS Municipal Income Trust	$3,930	$0
	MFS Special Value Trust	$980	$(8,976)

Maureen R. Goldfarb(3)	MFS California Insured Municipal Fund	N/A	N/A	N/A
	MFS Charter Income Trust	N/A	N/A
	MFS Government Markets Income Trust	N/A	N/A
	MFS High Income Municipal Trust	N/A	N/A
	MFS High Yield Municipal Trust	N/A	N/A
	MFS InterMarket Income Trust I	N/A	N/A
	MFS Intermediate High Income Fund	N/A	N/A
	MFS Investment Grade Municipal Trust	N/A	N/A
	MFS Multimarket Income Trust	N/A	N/A
	MFS Municipal Income Trust	N/A	N/A
	MFS Special Value Trust	N/A	N/A

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
David H. Gunning	MFS California Insured Municipal Fund	$1,000	N/A	$256,886
	MFS Charter Income Trust	$7,085	N/A
	MFS Government Markets Income Trust	$4,256	N/A
	MFS High Income Municipal Trust	$2,692	N/A
	MFS High Yield Municipal Trust	$2,103	N/A
	MFS InterMarket Income Trust I	$1,350	N/A
	MFS Intermediate High Income Fund	$1,175	N/A
	MFS Investment Grade Municipal Trust	$1,603	N/A
	MFS Multimarket Income Trust	$6,980	N/A
	MFS Municipal Income Trust	$3,988	N/A
	MFS Special Value Trust	$991	N/A

William R. Gutow	MFS California Insured Municipal Fund	$995	N/A	$238,886
	MFS Charter Income Trust	$6,984	N/A
	MFS Government Markets Income Trust	$4,206	N/A
	MFS High Income Municipal Trust	$2,663	N/A
	MFS High Yield Municipal Trust	$2,080	N/A
	MFS InterMarket Income Trust I	$1,333	N/A
	MFS Intermediate High Income Fund	$1,164	N/A
	MFS Investment Grade Municipal Trust	$1,583	N/A
	MFS Multimarket Income Trust	$6,884	N/A
	MFS Municipal Income Trust	$3,933	N/A
	MFS Special Value Trust	$981	N/A

Michael Hegarty	MFS California Insured Municipal Fund	$1,000	N/A	$256,886
	MFS Charter Income Trust	$7,067	N/A
	MFS Government Markets Income Trust	$4,245	N/A
	MFS High Income Municipal Trust	$2,690	N/A
	MFS High Yield Municipal Trust	$2,102	N/A
	MFS InterMarket Income Trust I	$1,349	N/A
	MFS Intermediate High Income Fund	$1,174	N/A
	MFS Investment Grade Municipal Trust	$1,601	N/A
	MFS Multimarket Income Trust	$6,950	N/A
	MFS Municipal Income Trust	$3,970	N/A
	MFS Special Value Trust	$988	N/A

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
J. Atwood Ives	MFS California Insured Municipal Fund	$1,017	$0	$312,886
	MFS Charter Income Trust	$7,378	$0
	MFS Government Markets Income Trust	$4,397	$0
	MFS High Income Municipal Trust	$2,777	$0
	MFS High Yield Municipal Trust	$2,171	$0
	MFS InterMarket Income Trust I	$1,399	$0
	MFS Intermediate High Income Fund	$1,207	$0
	MFS Investment Grade Municipal Trust	$1,660	$0
	MFS Multimarket Income Trust	$7,259	$(1,384)
	MFS Municipal Income Trust	$4,145	$0
	MFS Special Value Trust	$1,022	$0

John P. Kavanaugh(3)	MFS California Insured Municipal Fund	N/A	N/A	N/A
	MFS Charter Income Trust	N/A	N/A
	MFS Government Markets Income Trust	N/A	N/A
	MFS High Income Municipal Trust	N/A	N/A
	MFS High Yield Municipal Trust	N/A	N/A
	MFS InterMarket Income Trust I	N/A	N/A
	MFS Intermediate High Income Fund	N/A	N/A
	MFS Investment Grade Municipal Trust	N/A	N/A
	MFS Multimarket Income Trust	N/A	N/A
	MFS Municipal Income Trust	N/A	N/A
	MFS Special Value Trust	N/A	N/A

Lawrence T. Perera(4)	MFS California Insured Municipal Fund	$994	$0	$236,886
	MFS Charter Income Trust	$6,973	$0
	MFS Government Markets Income Trust	$4,202	$0
	MFS High Income Municipal Trust	$2,659	$0
	MFS High Yield Municipal Trust	$2,078	$0
	MFS InterMarket Income Trust I	$1,331	$0
	MFS Intermediate High Income Fund	$1,162	$0
	MFS Investment Grade Municipal Trust	$1,581	$0
	MFS Multimarket Income Trust	$6,871	$(1,514)
	MFS Municipal Income Trust	$3,926	$0
	MFS Special Value Trust	$979	$0

Name of Trustee	Individual Trust Name	Trustee Fees From Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Cash Compensation From Trust and Fund Complex(2)
J. Dale Sherratt	MFS California Insured Municipal Fund	$1,002	$0	$261,386
	MFS Charter Income Trust	$7,114	$(4,412)
	MFS Government Markets Income Trust	$4,271	$(1,600)
	MFS High Income Municipal Trust	$2,698	$0
	MFS High Yield Municipal Trust	$2,108	$0
	MFS InterMarket Income Trust I	$1,353	$0
	MFS Intermediate High Income Fund	$1,177	$0
	MFS Investment Grade Municipal Trust	$1,606	$0
	MFS Multimarket Income Trust	$7,018	$0
	MFS Municipal Income Trust	$4,010	$0
	MFS Special Value Trust	$996	$(8,147)

Laurie J. Thomsen	MFS California Insured Municipal Fund	$1,002	N/A	$263,886
	MFS Charter Income Trust	$7,109	N/A
	MFS Government Markets Income Trust	$4,265	N/A
	MFS High Income Municipal Trust	$2,701	N/A
	MFS High Yield Municipal Trust	$2,111	N/A
	MFS InterMarket Income Trust I	$1,356	N/A
	MFS Intermediate High Income Fund	$1,178	N/A
	MFS Investment Grade Municipal Trust	$1,609	N/A
	MFS Multimarket Income Trust	$6,999	N/A
	MFS Municipal Income Trust	$3,998	N/A
	MFS Special Value Trust	$993	N/A

Robert W. Uek	MFS California Insured Municipal Fund	$1,004	N/A	$270,136
	MFS Charter Income Trust	$7,142	N/A
	MFS Government Markets Income Trust	$4,281	N/A
	MFS High Income Municipal Trust	$2,711	N/A
	MFS High Yield Municipal Trust	$2,119	N/A
	MFS InterMarket Income Trust I	$1,361	N/A
	MFS Intermediate High Income Fund	$1,182	N/A
	MFS Investment Grade Municipal Trust	$1,615	N/A
	MFS Multimarket Income Trust	$7,031	N/A
	MFS Municipal Income Trust	$4,016	N/A
	MFS Special Value Trust	$997	N/A

(1)

Information provided for the MFS Municipal Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust is for the fiscal year ended October 31, 2008. Information provided for the MFS Government Markets Income Trust, MFS Charter Income Trust, MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, MFS Investment Grade Municipal Trust, and MFS High Yield Municipal Trust is for the fiscal year ended November 30, 2008.

(2)

For calendar year 2008. Trustees receiving compensation from the Trust served as Trustee of 104 funds within the MFS Fund Complex (having aggregate net assets at January 1, 2009 of approximately $69 billion).

(3)	Ms. Goldfarb and Mr. Kavanaugh became Trustees of each Fund on January 1, 2009.
(4)	Mr. Perera retired as Trustee of each Fund on December 31, 2008.

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan for MFS Charter Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust, and MFS Government Markets Income Trust. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of other Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Trust to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Trust’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

Investment Adviser and Administrator

Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada — U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 (“Sun Life U.S. Operations”). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

Trust	Independent Registered Public Accounting Firm	Fiscal Year End
MFS California Insured Municipal Fund	Ernst & Young LLP (“Ernst & Young”)	November 30
MFS Charter Income Trust	Ernst & Young	November 30
MFS Government Markets Income Trust	Deloitte & Touche (“Deloitte”)	November 30
MFS High Income Municipal Trust	Ernst & Young	November 30
MFS High Yield Municipal Trust	Ernst & Young	November 30
MFS InterMarket Income Trust I	Ernst & Young	November 30
MFS Intermediate High Income Fund	Ernst & Young	November 30
MFS Investment Grade Municipal Trust	Ernst & Young	November 30
MFS Multimarket Income Trust	Ernst & Young	October 31
MFS Municipal Income Trust	Deloitte	October 31
MFS Special Value Trust	Ernst & Young	October 31

Prior to June 30, 2007, for MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust, each Trust’s Independent Registered Public Accounting Firm was PricewaterhouseCoopers (“PWC”).

The Independent Registered Public Accounting Firm has no direct or material indirect interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust’s most recent fiscal year.

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Rule 3526 of the Public Company Accounting Oversight Board (Communication with Audit Committees Concerning Independence) and discussed with the Auditor its independence.

Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust’s annual report to shareholders for the Trust’s 2008 fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted, for MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust, by the Audit Committee as of December 16, 2008.

Robert E. Butler

William R. Gutow

J. Dale Sherratt

Laurie J. Thomsen

Robert W. Uek

Respectfully submitted, for MFS Charter Income Trust, MFS California Insured Municipal Fund, MFS Government Markets Income Trust, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust, by the Audit Committee as of January 20, 2009.

Robert E. Butler

John P. Kavanaugh

J. Dale Sherratt

Laurie J. Thomsen

Robert W. Uek

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust’s two most recent fiscal years, the fees billed by each Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to each Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust’s two most recent fiscal years for non-audit services rendered to each Trust and each Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by each Trust’s Independent Registered Public Accounting Firm of non-audit services to each Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of each Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Trust’s principal auditor.

Executive Officers

The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Date of Birth	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
OFFICERS
Maria F. Dwyer(3) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004), Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Christopher R. Bohane(3) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(3) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(3) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Name, Date of Birth	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Robyn L. Griffin (born 07/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 - July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 - October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum(3) (born 05/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004);

Richard S. Weitzel(3) (born 07/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004);

Name, Date of Birth	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trust’s officers held comparable positions with the 104 funds in the MFS Family of Funds as of January 1, 2009, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of August 7, 2009, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees and officers of each Trust, MFS, certain persons affiliated with MFS, and persons who own more than ten percent of any class of the Trust’s shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish each Trust with copies of all Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year for Trustees and officers of each Trust, MFS, certain persons affiliated with MFS and greater than ten percent beneficial owners, each Trust believes all Section 16(a) transactions were reported on a timely basis, except for the following filings: J. Atwood Ives (Trustee) made two Form 4 filings for MFS Municipal Income Trust on October 9, 2008.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Robert E. Butler, David H. Gunning, John P. Kavanaugh, Robert C. Pozen, J. Dale Sherratt, and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the outstanding shares of MFS High Income Municipal Trust, MFS Investment Grade Municipal Trust, MFS Intermediate High Income Fund, and MFS InterMarket Income Trust I entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum and thirty percent (30%) of the outstanding shares of MFS California Insured Municipal Fund, MFS Charter Income Trust, MFS Government Markets Income Trust, MFS High Yield Municipal Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust, and MFS Special Value Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS California Insured Municipal Fund, MFS High Yield Municipal Trust, and MFS Municipal Income Trust, a quorum also requires thirty percent (30%) of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS High Income Municipal Trust and MFS Investment Grade Municipal Trust, a quorum also requires a majority of each Trust’s outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Trustees, other than the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS Municipal Income Trust, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to the election of Mr. Kavanaugh and Ms. Thomsen as Trustees of MFS Municipal Income Trust, broker non-votes, abstentions and withholding authority to vote have the effect of a vote against their elections as Trustees.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 7, 2009, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Submission of Proposals

Proposals of shareholders which are intended to be presented at the 2010 Annual Meeting of Shareholders must be received by the Trust on or prior to March 30, 2010. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2010 Annual Meeting of Shareholders without including the proposal in the Trust’s proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust by May 28, 2010, at the Trust’s principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2010 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Additional Information

The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at (888) 916-1721 or by e-mail at proxymaterials@computershare.com, or at https://www.proxy-direct.com/mfs20431. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. A copy of this proxy statement is also available at www.MFS.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 26, 2009	MFS® CALIFORNIA INSURED MUNICIPAL FUND

MFS® CHARTER INCOME TRUST

MFS® GOVERNMENT MARKETS INCOME TRUST

MFS® HIGH INCOME MUNICIPAL TRUST

MFS® HIGH YIELD MUNICIPAL TRUST

MFS® INTERMARKET INCOME TRUST I

MFS® INTERMEDIATE HIGH INCOME FUND

MFS® INVESTMENT GRADE MUNICIPAL TRUST

MFS® MULTIMARKET INCOME TRUST

MFS® MUNICIPAL INCOME TRUST

MFS® SPECIAL VALUE TRUST

Schedule A

Independent Registered Public Accounting Firm Fees

Prior to June 30, 2007, the previous board of trustees for MFS California Insured Municipal Fund, MFS High Income Municipal Trust, MFS High Yield Municipal Trust, MFS InterMarket Income Trust I, MFS Intermediate High Income Fund, and MFS Investment Grade Municipal Trust had appointed PricewaterhouseCoopers (“PWC”) to serve as independent accountants to the Trusts. The tables below set forth the audit fees billed to the Trusts as well as fees for non-audit services provided to the Trusts and/or to the Trusts’ former investment adviser, Columbia Management Advisors, LLC (“Columbia”), and to any entity controlling, controlled by, or under common control with Columbia that provided ongoing services to the Trusts (“Columbia Service Affiliates”) for periods prior to June 30, 2007. On June 30, 2007, the current Board of Trustees appointed Ernst & Young LLP (“Ernst & Young”) to serve as independent accountants to the Trusts. The tables below set forth the audit fees billed to the Trusts as well as fees for non-audit services provided to the Trusts and/or to MFS since June 30, 2007, and to any entity controlling, controlled by, or under common control with MFS that provides ongoing services to the Trusts (“MFS Service Affiliates”).

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided directly to each Trust:

	Independent Registered Public Accounting Firm	Audit Fees		Audit Related Fees
Trust		2008	2007	2008	2007
MFS California Insured Municipal Fund	Ernst & Young	$47,054	$45,200	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS Charter Income Trust	Ernst & Young	$45,652	$45,135	$10,000	$10,000
MFS Government Markets Income Trust	Deloitte	$49,697	$48,294	$10,000	$10,000
MFS High Income Municipal Trust	Ernst & Young	$47,054	$45,200	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS High Yield Municipal Trust	Ernst & Young	$47,054	$45,200	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS InterMarket Income Trust I	Ernst & Young	$41,983	$40,300	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS Intermediate High Income Fund	Ernst & Young	$47,054	$45,200	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS Investment Grade Municipal Trust	Ernst & Young	$47,054	$45,200	$10,000	$0
	PWC	N/A	N/A	N/A	$5,600
MFS Multimarket Income Trust	Ernst & Young	$45,652	$45,135	$10,000	$10,000
MFS Municipal Income Trust	Deloitte	$48,137	$46,634	$15,000	$14,500
MFS Special Value Trust	Ernst & Young	$40,937	$40,580	$10,000	$10,000

Schedule A-1

	Independent Registered Public Accounting Firm	Tax Fees		All Other Fees
Trust		2008	2007	2008	2007
MFS California Insured Municipal Fund	Ernst & Young	$8,849	$8,550	$0	$0
	PWC	N/A	$3,500	N/A	$0
MFS Charter Income Trust	Ernst & Young	$9,926	$8,624	$0	$0
MFS Government Markets Income Trust	Deloitte	$5,574	$5,385	$1,580	$765
MFS High Income Municipal Trust	Ernst & Young	$8,849	$8,550	$0	$0
	PWC	N/A	$3,500	N/A	$0
MFS High Yield Municipal Trust	Ernst & Young	$8,849	$8,550	$0	$0
	PWC	N/A	$3,500	N/A	$0
MFS InterMarket Income Trust I	Ernst & Young	$7,711	$7,450	$0	$0
	PWC	N/A	$3,050	N/A	$0
MFS Intermediate High Income Fund	Ernst & Young	$8,849	$8,550	$0	$0
	PWC	N/A	$3,250	N/A	$0
MFS Investment Grade Municipal Trust	Ernst & Young	$8,849	$8,550	$0	$0
	PWC	N/A	$3,500	N/A	$0
MFS Multimarket Income Trust	Ernst & Young	$8,926	$8,624	$0	$0
MFS Municipal Income Trust	Deloitte	$6,391	$6,175	$1,580	$765
MFS Special Value Trust	Ernst & Young	$8,963	$7,694	$0	$0

For each Trust’s last two fiscal years, fees billed by each Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to such Trust’s operations and financial reporting:

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2008	2007	2008	2007	2008	2007
Service Affiliates of MFS California Insured Municipal Fund	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970
Service Affiliates of MFS Charter Income Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$1,275,504	$1,177,035	$0	$0	$189,730	$364,988
Service Affiliates of MFS High Income Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970
Service Affiliates of MFS High Yield Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970
Service Affiliates of MFS InterMarket Income Trust I	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970
Service Affiliates of MFS Intermediate High Income Fund	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970

Schedule A-2

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2008	2007	2008	2007	2008	2007
Service Affiliates of MFS Investment Grade Municipal Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
	PWC	N/A	$0	N/A	$0	N/A	$357,970
Service Affiliates of MFS Multimarket Income Trust	Ernst & Young	$0	$0	$0	$0	$0	$0
Service Affiliates of MFS Municipal Income Trust	Deloitte	$1,149,427	$1,177,035	$0	$0	$189,730	$545,253
Service Affiliates of MFS Special Value Trust	Ernst & Young	$0	$0	$0	$0	$0	$0

(1)

This amount reflects the fees billed to Service Affiliates of each Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and each Trust’s Service Affiliates:

Trust	Independent Registered Public Accounting Firm	2008	2007
MFS California Insured Municipal Fund and its Service Affiliates	Ernst & Young	$230,266	$123,959
	PWC	N/A	$367,070
MFS Charter Income Trust and its Service Affiliates	Ernst & Young	$231,343	$196,862
MFS Government Markets Income Trust and its Service Affiliates	Deloitte	$1,532,213	$1,770,548
MFS High Income Municipal Trust and its Service Affiliates	Ernst & Young	$230,266	$123,959
	PWC	N/A	$367,070
MFS High Yield Municipal Trust and its Service Affiliates	Ernst & Young	$230,266	$123,959
	PWC	N/A	$367,070
MFS InterMarket Income Trust I and its Service Affiliates	Ernst & Young	$229,128	$122,859
	PWC	N/A	$366,620
MFS Intermediate High Income Fund and its Service Affiliates	Ernst & Young	$230,266	$123,959
	PWC	N/A	$366,820
MFS Investment Grade Municipal Trust and its Service Affiliates	Ernst & Young	$230,266	$123,959
	PWC	N/A	$367,070
MFS Multimarket Income Trust and its Service Affiliates	Ernst & Young	$230,179	$219,640
MFS Municipal Income Trust and its Service Affiliates	Deloitte	$1,461,953	$1,921,103
MFS Special Value Trust and its Service Affiliates	Ernst & Young	$230,216	$218,710

Schedule A-3

Schedule B

Interests of Certain Persons

As of August 7, 2009, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned
MFS California Insured Municipal Fund	Citigroup Global Markets Inc. 399 Park Avenue New York, NY 10043	Preferred	273	27.90%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred	80	8.20%

MFS Charter Income Trust	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	4,832,321	8.74%

	Morgan Stanley 1585 Broadway New York, NY 10036	Common	3,318,912	6.00%

	Karpus Management, Inc. 183 Sully’s Trail Pittsford, NY 14534	Common	3,075,863	5.57%

MFS Government Markets Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	3,380,361	10.50%

	Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	Common	2,326,800	7.25%

MFS High Income Municipal Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	2,475,726	7.90%

	Citigroup Global Markets Inc. 399 Park Avenue New York, NY 10043	Preferred, Series T	1,075	27.60%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred, Series T	428	15.00%

Schedule B-1

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned
MFS High Yield Municipal Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	1,469,514	5.30%

	Citigroup Global Markets Inc. 399 Park Avenue New York, NY 10043	Preferred	1,184	39.50%

MFS InterMarket Income Trust I	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	852,400	7.74%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	652,109	5.92%

MFS Investment Grade Municipal Trust	Citigroup Global Markets Inc. 399 Park Avenue New York, NY 10043	Preferred	839	43.00%

	Morgan Stanley 1585 Broadway New York, NY 10036	Preferred	292	11.00%

MFS Multimarket Income Trust	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	6,781,389	8.58%

MFS Municipal Income Trust	Citigroup Global Markets Inc. 399 Park Avenue New York, NY 10043	Preferred, Series T	976	21.50%

	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred, Series T	278	6.10%

Schedule B-2

CE-MULTI-PRX-6/09

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS California Insured Municipal Fund 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CCA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS California Insured Municipal Fund 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CCA

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.

01. John P. Kavanaugh	02. Laurie J. Thomsen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Charter Income Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_MCR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1.a.(i) Election of Trustees.			PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen
04. J. Dale Sherratt			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.			☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Government Markets Income Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_MGF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.a.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CXE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS High Income Municipal Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CXE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.

01. John P. Kavanaugh	02. Laurie J. Thomsen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust 500 Boylston Street, Boston Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CMU

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS High Yield Municipal Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CMU

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.

01. John P. Kavanaugh	02. Laurie J. Thomsen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS InterMarket Income Trust I 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_CMK

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

1.a.(i) Election of Trustees.			PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:
01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen
04. J. Dale Sherratt			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.			☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Intermediate High Income Fund 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate office, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_CIF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.a.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CXH

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Investment Grade Municipal Trust 500 Boylston Street, Boston Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_CXH

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.

01. John P. Kavanaugh	02. Laurie J. Thomsen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Multimarket Income Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_MMT

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.a.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_MFM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009B_COM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Municipal Income Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of the Trust will vote separately on each item. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_081009_MFM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.b.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

1.b.(ii) Election of Preferred Trustees.

01. John P. Kavanaugh	02. Laurie J. Thomsen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_081009C_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on October 8, 2009.

Please detach at perforation before mailing.

PROXY	MFS Special Value Trust 500 Boylston Street, Boston, Massachusetts 02116 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2009	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 8, 2009 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on August 7, 2009 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date 20431_080709_MFV

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 8, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20431

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¡

1.a.(i) Election of Trustees.

01. Robert E. Butler	02. David H. Gunning	03. Robert C. Pozen	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
04. J. Dale Sherratt			☐	☐	☐

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20431_080709A